UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) - July 25, 2001
                                                           -------------


                         Commission file number 0-24040


                        PENNFED FINANCIAL SERVICES, INC.
          ------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



          Delaware                                           22-3297339
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  (State or other jurisdiction                             (I.R.S. Employer
incorporation of organization)                          Identification Number)


622 Eagle Rock Avenue, West Orange, New Jersey                07052-2989
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  (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code: (973) 669-7366
                                                    ---------------



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Item 5.  Other Events

               On July 25, 2001, PennFed Financial Services, Inc. (the Company) issued the press release attached hereto as Exhibit 99.1 announcing its fourth quarter results.

               The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Exhibits to this Report.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

         Regulation                                  Sequential Page Number
         S-K Exhibit                               Where Attached Exhibits Are
           Number             Document              Located in this Form 8-K
         -----------     --------------------      ----------------------------

            99.1         Press Release dated                    4
                         July 25, 2001


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



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              PENNFED FINANCIAL SERVICES, INC.



Date: July 25, 2001                           By: /s/ Joseph L. LaMonica
                                                  -----------------------
                                                  Joseph L. LaMonica
                                                  President and Chief
                                                  Executive Officer


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